Note 3 - Going Concern	12 Months Ended
Dec. 31, 2015
Notes
Note 3 - Going Concern

NOTE 3 – Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. Since inception, the Company has incurred losses totaling $20,081,389 as of December 31, 2015; and has a incurred a net loss for the current year of $3,800,369. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. If necessary, the Company will pursue additional equity and/or debt financing while managing cash flows from operations in an effort to provide funds to meet its obligations on a timely basis and to support future business development. The financial statements do not contain any adjustments to reflect the possible future effects on the classification of assets or the amounts and classification of liabilities that may result should the Company be unable to continue as a going concern. To address these issues, on June 5, 2015 the Company entered into a new equity line share purchase agreement (the “2015 Purchase Agreement”), pursuant to which we may make sales of shares of our common stock, subject to certain limitations set forth in the 2015 Purchase Agreement. To December 31, 2015, cash proceeds from this equity line and related private placement offering of our common shares totaled $979,850. The Company also entered into five notes which raised net cash proceeds of $820,000 during the year ended December 31, 2015. Subsequent to the year ended December 31, 2015, the Company has raised an additional $235,740 from equity line sales of our common shares and $171,000 from a private placement unit offering.